Cornerstone Bancshares, Inc. Announces 3rd Quarter 2011 Financial Results

CHATTANOOGA, Tenn.—(PR Newswire)—October 20, 2011—Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ) today announced the following:

Cornerstone Bancshares, Inc. (“Cornerstone”) of Chattanooga, TN, parent company of Cornerstone Community Bank (the “Bank”),  reported positive net income of $524,000 for the third quarter of 2011, an increase of 145 percent compared with $214,000 during the third quarter of 2010.  This marks a third consecutive quarter of positive earnings for Cornerstone, bringing the company’s net income for the year to $917,000 or $0.09 per diluted Common share, an increase of 59 percent compared with $576,000 during the first nine months of 2010.

“I’m extremely pleased with the progress made thus far and where we stand today,” said Cornerstone’s President Frank Hughes.  “At every level and in every department, our Cornerstone team has really pulled together and put forth the effort to help us regain our solid earnings footprint and return to greater profitability.”

Cornerstone’s increase in net income was driven by several factors:  First, net interest income remained relatively stable quarter over previous year’s quarter, with only a four percent decrease in its net interest income.  Second, Cornerstone’s loan portfolio asset quality stabilized, and only a minor loan loss provision was required.  Third, the Bank saw a material reduction in non-interest expense that offset last year’s securities gains.   Cornerstone’s nonperforming assets decreased slightly and show signs of significant improvement as a large percentage of the Bank’s non-accruing loans will finish the collection process in the next two quarters.  Past-due loans remained below peer Bank levels and remain a positive indicator that the Bank’s general asset quality will improve over the next several quarters.  Net charge-offs were $65,000 for the third quarter of 2011, compared to $1.4 million for the third quarter of 2010. Cornerstone’s allowance for loan losses was $6.9 million or 2.54 percent of total loans as of September 30, 2011, compared to $6.3 million or 2.15 percent as of September 30, 2010.  The Bank is aggressively acting to originate loans in order to support its strategic plan of reducing its risk profile and improving its loan stratification. These steps place the Bank in a positive position to move forward as the capital campaign progresses.

To date, Cornerstone has been successful in raising more than $7.5 million in capital through a Preferred Stock Offering launched in the third quarter of 2010.  Extended through December 31, 2011, the Offering features a new security with a 10 percent cumulative annual dividend, and is convertible into common stock after five years and a 50 percent increase in common stock value over the preferred stock’s strike price.

“We are proud of Cornerstone’s heritage and solid reputation in the local market,” said Cornerstone’s Chairman Miller Welborn.  “With recent investments by Volkswagen, Amazon, Wacker and other major corporations in Chattanooga, prospects for the local economy are very bright indeed,” he said. “Given our improvement and continued strides in the right direction, I have every reason to be optimistic for the future of Cornerstone.”

Cornerstone is a single-bank holding company with $426 million in assets, serving the Chattanooga, Tennessee MSA.  Locally owned and locally operated, Cornerstone Community Bank was founded in 1996, and is one of Chattanooga’s oldest and largest community banks.  With five branches serving the Hamilton County area and one loan production office in Dalton, Georgia, Cornerstone Community Bank specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks discussed in Cornerstone’s Form 10-K and other filings with the Securities and Exchange Commission.

Cornerstone Bancshares, Inc. and Subsidiary
Third Quarter Financial Highlights
September 30, 2011 and 2010
(Unaudited)

(Amounts in thousands, except per common share data)	2011	2010	% Change
Balance Sheet Data at September 30
Total assets	$426,365	$483,351	(11.8)
Interest-earning assets	391,452	459,720	(14.9)
Loans	270,401	292,046	(7.4)
Foreclosed assets	18,255	13,427	36.0
Deposits	322,552	351,367	(8.2)
Other interest-bearing liabilities	69,099	98,947	(30.2)
Shareholders' equity	32,447	30,965	4.8
Loan to deposit ratio	83.83%	83.12%	0.9
Tier 1 leverage ratio (Bank)	6.65%	6.20%	7.3
Total risk-based capital ratio (Bank)	11.12%	11.31%	(1.7)
Outstanding common shares (000s)	6,500	6,500	-
Book value per common share	$3.87	$4.76	(18.8)
Tangible book value per common share	$3.86	$4.37	(11.5)
Market value per common share as of September 30	$1.03	$1.55	(33.5)

Loan Quality Data
Nonaccruing loans	8,559	10,491	(18.4)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	2,413	2,795	(13.7)
Allowance for loan losses	6,864	6,271	9.5
Allowance for loan losses to total loans	2.54%	2.15%
Nonperforming assets to total assets	6.29%	4.95%

Performance Data for the Year
Net income	$917	$576	59.2
Return on average assets	0.28%	0.15%
Return on average equity	4.27%	2.61%
Net interest margin	3.51%	3.45%
Per common share data:
Net income – basic	$0.09	$0.09
Net income – diluted	$0.09	$0.09
Common dividends	$-	$-
Preferred dividends	$1.25	$-
Average shares (000s):
Basic common stock	6,500	6,500
Diluted common stock	6,500	6,500
Preferred stock (actual shares outstanding)	300	115

Cornerstone Bancshares, Inc. and Subsidiary
Loan Loss Allowance and Asset Quality Review

	2011			2010
	Third	Second	First	Fourth	Third
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$6,814	$7,914	$9,132	$6,271	$6,967
Provision for loan losses	115	15	15	4,130	681
Net charge-offs	(65)	(1,115)	(1,233)	(1,269)	(1,377)
Balance at end of period	$6,864	$6,814	$7,914	$9,132	$6,271

As a % of loans	2.54%	2.52%	2.89%	3.20%	2.15%
As a % of nonperforming loans	80.20%	94.21%	126.20%	66.99%	61.26%
As a % of nonperforming assets	25.60%	24.97%	29.60%	34.54%	26.50%

Net charge-offs as a % of loans (a)	0.10%	1.65%	1.80%	1.78%	1.89%

Risk element assets
Accruing troubled debt restructured	$2,535	$1,750	$1,650	$848	$5,853
Loans past due 30-89 days	$2,048	$1,957	$8,434	$2,306	$1,500

Nonaccruing loans	$8,559	$7,233	$6,271	$13,633	$10,237
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$8,559	$7,233	$6,271	$13,633	$10,237
Repossessed assets	-	-	-	150	285
Other real estate owned (b)(c)(d)	$18,255	$20,058	$20,464	$12,659	$13,142
Total nonperforming assets	$26,814	$27,291	$26,735	$26,442	$23,664

Nonperforming loans as a % of loans	3.17%	2.68%	2.29%	4.78%	3.51%
Nonperforming assets as a % of loans and other real estate owned	9.29%	9.40%	9.09%	8.88%	7.75%

Total loans	270,401	270,171	273,750	285,247	292,046

(a) Annualized
(b) Properties sold since quarter-end	$1,470
(c) Properties rented	$8,724
(d) Properties under contract to sell	$292

Cornerstone Bancshares, Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis

	Three months ended
	September 30
	2011			2010
	Average	Income/	Yield/	Average	Income/	Yield/
(Amounts in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets:
Loans, net of unearned income	$269,715	$4,531	6.67%	$305,743	$5,160	6.70%
Investment securities	108,963	574	2.40%	116,930	754	2.82%
Other earning assets	18,193	9	0.20%	35,540	19	0.22%
Total earning assets	396,872	$5,114	5.20%	458,213	$5,933	5.20%
Allowance for loan losses	(6,792)			(6,655)
Cash and other assets	33,120			37,213
TOTAL ASSETS	$423,200			$488,771

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$24,197	$20	0.33%	$31,858	$25	0.31%
Savings deposits	9,772	13	0.51%	9,547	12	0.50%
MMDA's	30,975	79	1.01%	22,961	56	0.97%
Time deposits	218,622	900	1.63%	270,204	1,386	2.04%
Federal funds purchased and securities sold under agreements to repurchase	23,250	33	0.57%	23,256	32	0.55%
Federal Home Loan Bank and other borrowings	43,078	465	4.29%	62,612	665	4.21%
Total interest-bearing liabilities	349,894	1,510	1.71%	420,438	2,176	2.05%
Net interest spread		$3,604	3.49%		$3,757	3.15%
Noninterest-bearing demand deposits	41,800			36,875
Accrued expenses and other liabilities	(64)			1,103
Shareholders' equity	31,569			30,355
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$423,200			$488,771
Net yield on earning assets			3.69%			3.32%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		85			77
Total adjustment		85			77

Cornerstone Bancshares, Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis

	Nine months ended
	September 30
	2011			2010
	Average	Income/	Yield/	Average	Income/	Yield/
(Amounts in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets:
Loans, net of unearned income	$275,267	$13,692	6.65%	$318,985	$16,602	6.96%
Investment securities	112,850	1,763	2.38%	134,262	3,099	3.32%
Other earning assets	22,496	38	0.22%	39,634	65	0.22%
Total earning assets	410,613	$15,493	5.12%	492,881	$19,766	5.42%
Allowance for loan losses	(7,707)			(6,484)
Cash and other assets	32,538			31,015
TOTAL ASSETS	$435,444			$517,412

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$26,717	$65	0.33%	$34,125	$91	0.36%
Savings deposits	9,737	37	0.51%	9,124	35	0.51%
MMDA's	27,137	202	1.00%	22,875	164	0.96%
Time deposits	233,079	2,964	1.70%	292,184	4,689	2.15%
Federal funds purchased and securities sold under agreements to repurchase	23,391	98	0.56%	23,565	99	0.56%
Federal Home Loan Bank and other borrowings	49,329	1,590	4.31%	68,215	2,205	4.32%
Total interest-bearing liabilities	369,390	4,957	1.79%	450,088	7,283	2.16%
Net interest spread		$10,536	3.33%		$12,483	3.26%
Noninterest-bearing demand deposits	37,463			41,341
Accrued expenses and other liabilities	(81)			(3,399)
Shareholders' equity	28,672			29,382
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$435,444			$517,412
Net yield on earning assets			3.51%			3.45%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		246			232
Total adjustment		246			232

Cornerstone Bancshares, Inc. and Subsidiary
Quarterly Earnings Summary

		(Unaudited)
		2011		2010		Q3-11 /
	Third	Second	First	Fourth	Third	Q3-10
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,531	$4,521	$4,639	$4,896	$5,160	(12.2)
Investment securities	574	621	568	534	754	(23.9)
Other earning assets	9	17	11	15	19	(51.9)
Total interest income	5,114	5,159	5,218	5,445	5,933	(13.8)
Interest expense
Deposits	1,012	1,112	1,145	1,239	1,478	(31.5)
Short-term borrowings	33	34	31	28	32	4.5
FHLB advances and other borrowings	465	545	580	651	666	(30.2)
Total interest expense	1,510	1,691	1,756	1,918	2,176	(30.6)
Net interest income	3,604	3,468	3,462	3,527	3,757	(4.1)
Provision for loan losses	115	15	15	4,130	681	(83.1)
Net interest income after the provision for loan losses	3,489	3,453	3,447	(603)	3,076	13.4
Noninterest income
Customer service fees	216	225	215	280	309	(30.0)
Other noninterest income	15	22	20	63	34	(55.8)
Gain / (loss) on sale of assets	92	69	34	(681)	544	(83.1)
Total noninterest income	323	316	269	(338)	887	(63.6)
Noninterest expense
Salaries and employee benefits	1,459	1,502	1,542	1,515	1,525	(4.3)
Net occupancy and equipment	362	350	406	380	397	(8.8)
Depository insurance	234	241	322	350	386	(39.4)
Goodwill impairment	-	-	-	2,541	-	-
Foreclosed asset expense (1)	306	716	-	-	-	N/A
Other operating expense	715	847	1,145	1,255	1,372	(47.9)
Total noninterest expense	3,076	3,656	3,415	6,041	3,680	(16.4)
Income (loss) before income taxes	736	113	301	(6,982)	283	160.3
Income tax (benefit) expense	212	(28)	49	(1,699)	69	206.1
Net income (loss)	$524	$141	$252	$(5,283)	$214	145.5

Preferred stock dividends & accretion on preferred stock discount	131	102	92	34	-

Net income (loss) per common share:
Basic	$0.06	$0.01	$0.02	$(0.82)	$0.03	83.9
Diluted	$0.06	$0.01	$0.02	$(0.82)	$0.03	83.9
Average basic shares (000s)	6,500	6,500	6,500	6,500	6,500	-
Average common diluted shares (000s)	6,500	6,500	6,500	6,500	6,500	-
Performance Ratios
Return on average equity	6.64%	2.04%	3.78%	-67.91%	2.81%	136.0
Return on average assets	0.50%	0.13%	0.23%	-4.66%	0.17%	183.5
Net interest margin	3.69%	3.42%	3.44%	3.36%	3.36%	9.8
Average equity	31,569	27,712	26,683	31,120	30,355	4.0
Average assets	423,200	445,472	437,821	453,665	488,771	(13.4)
Average interest-earning assets	396,872	416,605	418,263	425,789	458,213	(13.4)

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary
Loan Stratification

	2011		2010
	Third	% of	Third	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$63,405	23.4	$68,998	23.6	(8.1)
Non-owner occupied	62,009	22.9	65,091	22.3	(4.7)
Multi-family real estate	10,692	4.0	12,871	4.4	(16.9)
1-4 family construction	6,346	2.3	4,320	1.5	46.9
Commercial land and lot development	19,483	7.2	22,162	7.6	(12.1)
Total non-residential real estate	161,935	59.9	173,442	59.4	(6.6)
Residential real estate
First mortgage – 1-4 family	41,334	15.3	41,753	14.3	(1.0)
Second mortgage - 1-4 family	4,225	1.6	4,709	1.6	(10.3)
Home equity lines	12,215	4.5	10,113	3.5	20.8
Total residential real estate	57,774	21.4	56,575	19.4	2.1
Total real estate loans	219,709	81.3	230,017	78.8	(4.5)

Commercial	38,955	14.4	50,127	17.2	(22.3)
Agricultural & other	8,938	3.3	8,581	2.9	4.2
Consumer	2,799	1.0	3,321	1.1	(15.7)
Total loans, net of unearned fees	$270,401	100.0	$292,046	100.0	(7.4)

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Balance Sheets

	Unaudited
	September 30,	December 31,
	2011	2010

ASSETS

Cash and cash equivalents	$32,934,352	$22,981,952

Securities available for sale	93,666,153	108,250,434
Securities held to maturity	75,810	95,702
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of $6,864,196 at September 30, 2011 and $9,132,171 at December 31, 2010	263,536,587	276,114,617
Bank premises and equipment, net	5,676,290	8,047,370
Accrued interest receivable	1,337,407	1,326,480
Foreclosed assets	18,254,741	12,808,838
Other assets	8,560,558	9,551,121
Total Assets	$426,364,798	$441,499,414

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$40,115,385	$28,980,043
Interest-bearing demand deposits	22,773,718	24,834,214
Savings deposits and money market accounts	43,477,203	34,041,672
Time deposits	216,185,314	247,591,161
Total deposits	322,551,620	335,447,090
Federal funds purchased and securities sold under agreements to repurchase	26,053,577	24,325,372
Federal Home Loan Bank advances and other borrowing	43,045,000	54,715,000
Accrued interest payable	90,706	176,761
Other liabilities	2,176,468	1,016,038
Total Liabilities	393,917,371	415,680,261

Stockholders' Equity
Preferred stock - no par value; 2,000,000 shares authorized; 300,060 shares issued and outstanding in 2011 114,540 shares issued and outstanding in 2010	7,300,221	2,727,424
Common stock - $l.00 par value; 20,000,000 shares authorized; 6,709,199 shares issued in 2011 and 2010; 6,500,396 shares outstanding in 2011 and 2010	6,500,396	6,500,396
Additional paid-in capital	21,296,653	21,237,298
Retained deficit	(3,725,732)	(4,317,130)
Accumulated other comprehensive income	1,075,889	(328,835)
Total Stockholders' Equity	32,447,427	25,819,153
Total Liabilities and Stockholders' Equity	$426,364,798	$441,499,414

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statements of Income

	Unaudited		Unaudited
	Three months ended		Nine months ended
	September 30		September 30
	2011	2010	2011	2010
INTEREST INCOME
Loans, including fees	$4,531,390	$5,159,963	$13,691,565	$16,602,155
Securities	573,699	753,783	1,763,479	3,099,362
Federal funds sold & other earning assets	9,269	19,289	37,597	64,682
Total interest income	5,114,358	5,933,035	15,492,641	19,766,199

INTEREST EXPENSE
Time deposits	899,554	1,385,938	2,963,779	4,689,208
Other deposits	111,985	92,437	304,533	289,766
Federal funds purchased and securities sold under agreements to repurchase	33,135	31,649	97,850	99,206
FHLB advances and other borrowings	465,534	665,961	1,590,605	2,204,961
Total interest expense	1,510,208	2,175,985	4,956,767	7,283,141

Net interest income before provision for loan losses	3,604,150	3,757,050	10,535,874	12,483,058
Provision for loan losses	115,000	681,000	145,000	3,161,000
Net interest income after the provision for loan losses	3,489,150	3,076,050	10,390,874	9,322,058

NONINTEREST INCOME
Customer service fee	216,163	308,579	656,877	992,619
Other noninterest income	15,256	14,214	57,066	55,585
Net gains from sale of loans and other assets	91,993	1,093,212	195,279	1,862,685
Total noninterest income	323,412	1,416,005	909,222	2,910,889

NONINTEREST EXPENSE
Salaries and employee benefits	1,458,951	1,525,311	4,503,489	4,679,871
Net occupancy and equipment expense	361,513	397,461	1,118,127	1,121,150
Depository insurance	233,587	385,722	797,747	915,365
Foreclosed asset expense	306,860	905,504	1,384,935	1,898,022
Other operating expense	715,858	995,082	2,346,493	2,879,029
Total noninterest expense	3,076,769	4,209,080	10,150,791	11,493,437

Income before provision for income taxes	735,793	282,975	1,149,305	739,510
Provision for income taxes	212,125	69,301	232,075	163,903

NET INCOME	$523,668	$213,674	$917,230	$575,607

Preferred stock dividends	118,013	-	303,413	-
Accretion on preferred stock dividend	13,419	-	22,419	-

Net income available to common shareholders	$392,236	$213,674	$591,398	$575,607

EARNINGS PER COMMON SHARE
Basic net income per common share	$0.06	$0.03	$0.09	$0.09
Diluted net income per common share	$0.06	$0.03	$0.09	$0.09

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$-

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statement of Changes in Stockholders' Equity - Unaudited
For the nine months ended September 30, 2011

						Accumulated
				Additional		Other	Total
	Comprehensive	Preferred	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Income	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2010		$2,727,424	$6,500,396	$21,237,298	$(4,317,130)	$(328,835)	$25,819,153
Employee compensation stock option expense		-	-	59,355	-	-	59,355
Issuance of Series A Convertible Preferred Stock		4,550,378	-	-		-	4,550,378
Preferred stock dividend		-	-	-	(303,413)	-	(303,413)
Accretion on preferred stock		22,419	-	-	(22,419)	-	-
Comprehensive income:
Net income	$917,230	-	-	-	917,230	-	917,230
Other comprehensive income, net of tax:
Unrealized holding gains on securities available for sale, net of reclassification adjustment	1,404,724	-	-	-	-	1,404,724	1,404,724
Total comprehensive income	$2,321,954

BALANCE, September 30, 2011		$7,300,221	$6,500,396	$21,296,653	$(3,725,732)	$1,075,889	$32,447,427